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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 14, 1997 included in the INTRUST Financial Corporation Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Amendment No. 1 to Form S-3 registration statement.

                                          /s/ Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma
  January 6, 1998